Exhibit 10.2(d)

AMENDMENT NO. 4
TO
AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 4 TO THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT is effective as of July 25, 2001 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the “Company”), and the shareholders listed on the signature pages hereto (collectively, the “Signatories”).

WHEREAS, the parties hereto are parties to that certain Shareholders’ Agreement, dated as of January 29, 1999 (the “Original Shareholders’ Agreement”), as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein, as further amended by Amendment No. 1 thereto effective as of February 22, 2000, by and among the Company and the other parties specified in such Amendment No. 1, as further amended by Amendment No. 2 effective as of March 20, 2001, by and among the Company and the other parties specified in such Amendment No. 2, and as further amended by Amendment No. 3 effective as of April 18, 2001, by and among the parties specified in such Amendment No. 3 (collectively, the “Shareholders’ Agreement”);

WHEREAS, the parties have determined to amend the Shareholders’ Agreement in accordance with Section 8.04 thereof, as provided herein;

NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders’ Agreement as follows:

1.             New Section 3.10.  There is hereby inserted into the Shareholders’ Agreement a new Section 3.10, immediately after existing Section 3.09 and immediately prior to existing Article 4, which shall read as follows:

“Section 3.10.  Hedging Transactions.  Notwithstanding anything in this Agreement to the contrary, the Shareholders may transfer their Shares without complying with the provisions set forth in Section 3.01(c), the second sentence of Section 3.04(c) or Sections 3.05, 3.06 and 3.07 of the Shareholders’ Agreement in a transaction that constitutes a bona fide “hedging transaction,” such as a variable pre-paid forward hedge or similar transaction, for the sole purpose of offsetting such Shareholder’s investment risk with respect to the Shareholders’ equity investment in the Company; provided, however, that (a) in any such transaction, a Shareholder may not subject to the hedging transaction more than an aggregate of 20% of such Shareholder’s Initial Ownership, (b) a Shareholder may not engage in more than one hedging transaction in any twelve-month period and (c) the date that the Shareholder executes any documents or otherwise commits to engage in any such hedging transaction must be at least twelve months prior to the date on which the Shareholders’ ownership interest in any of the Shares involved in such hedging transaction are transferred, assigned or otherwise conveyed; provided, further, that all other provisions of the Shareholders’ Agreement shall continue to apply to such hedging transactions, including, without limitation, (x) the terms and conditions of Section 3.04(d) and (y) each of Eagle River, Motorola and each Management Shareholder and their respective Permitted Transferees shall nevertheless remain subject to the terms and conditions of Section 3.04(a) of this Agreement.”

2.             The parties hereto hereby acknowledge that pursuant to Section 6.01(a) of the Shareholders’ Agreement, upon written consent of all parties to that certain IPO Approval and Lockup Agreement dated effective as of February 22, 2000, as amended as of April 18, 2001, a Demand Registration may be made prior to August 22, 2001.

3.             Definitions.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders’ Agreement.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to Amended and Restated Shareholders’ Agreement to be duly executed by their respective authorized officers.

NEXTEL PARTNERS, INC., a Delaware corporation

By:	/s/ JOHN CHAPPLE
Name: John Chapple
Title: CEO
Date: 6/22/01

NEXTEL WIP CORP., a Delaware corporation

By:	/s/ TIMOTHY DONAHUE
Name: Timothy Donahue
Title: President
Date:

DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware Limited Partnership

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: June 26, 2001

DLJ MERCHANT BANKING PARTNERS II–A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as managing general partner

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: June 26, 2001

DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles Limited Partnership

By:	DLJ Merchant Banking II, Inc., as advisory general partner

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: 6/26/01

DLJ DIVERSIFIED PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, Inc., as managing general partner

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: 6/26/01

DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, Inc. as managing general partner

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: 6/26/01
DLJ MILLENNIUM PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc. as managing general partner

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: 6/26/01

DLJ MILLENNIUM PARTNERS-A, L.P.

By:	DLJ Merchant Banking II, Inc. as managing general partner

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: 6/26/01

DLJMB FUNDING II, INC., a Delaware corporation

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: 6/26/01

DLJ FIRST ESC, L.P

By:	DLJ LBO Plans Management Corporation, as manager

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: 6/26/01
DLJ EAB PARTNERS, L.P.

By:	DLJ LBO Plans Management Corporation, as managing general partner

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: 6/26/01

DLJ ESC II, L.P.

By:	DLJ LBO Plans Management Corporation, as manager

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: 6/26/01

UK INVESTMENT PLAN 1997 PARTNERS, a Delaware Limited Partnership

By:	UK Investment Plan 1997 Partners, Inc., as general partner

By:	/s/ ANDY RUSH
Name: Andy Rush
Title: MD
Date: 6/26/01
MADISON DEARBORN CAPITAL PARTNERS II, L.P.

By:	Madison Dearborn Partners II, L.P., its General Partner

By:	Madison Dearborn Partners Inc., its General Partner

By:	/s/ ANDREW SINWELL
Name: Andrew Sinwell
Title: Managing Director
Date:

EAGLE RIVER INVESTMENTS, L.L.C. a Washington limited liability company

By:	/s/ DENNIS WEIBLING
Name:
Title:
Date:

MOTOROLA, INC., a Delaware corporation

By:	/s/ KEVIN C. STONE
Name:
Title:
Date:

/s/ JOHN CHAPPLE
JOHN CHAPPLE

/s/ PERRY SATTERLEE
PERRY SATTERLEE

/s/ MARK FANNING
MARK FANNING

/s/ JOHN THOMPSON
JOHN THOMPSON

/s/ DAVID THALER
DAVID THALER

/s/ DAVID AAS
DAVID AAS

JDT-JRT, L.L.C.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson
Title: Manager
Date:

JRC COHO, L.L.C.

By:	/s/ JOHN H. CHAPPLE
Name: John H. Chapple
Title: Manager
Date:

PSS-MSS, LP

By:	/s/ PERRY SATTERLEE
Perry Satterlee, General partner